GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager U.S. Small Cap Equity Fund

(the “Fund”)

Supplement dated August 18, 2020 to the

Prospectus dated February 28, 2020, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Victory Capital Management, Inc. will now serve as an Underlying Manager of the Multi-Manager U.S. Small Cap Equity Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Multi-Manager U.S. Small Cap Equity Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), QMA LLC (“QMA”) and Victory Capital Management, Inc. (“Victory”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Small Cap Equity Fund” section of the Prospectus:

Victory Capital Management, Inc.

Victory Capital Management, Inc. (“Victory”), located at 15935 La Cantera Parkway, San Antonio, TX 78256, an investment adviser registered with the SEC, focuses on small-cap companies with strong organic revenue growth potential, growing market share, innovative competitive advantages, and experienced management teams. Victory employs a disciplined, research-intensive approach that utilizes quantitative analysis, fundamental analysis and risk management. As of December 31, 2019, Victory had approximately $151.8 billion in assets under management. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity growth securities.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Victory will be available in the Funds’ annual report for the period ended October 31, 2020.

This Supplement should be retained with your Prospectus for future reference.

MMGRFDSMGRSTK 08-20